EXHIBIT 99.4
FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     This Fourth Amendment to Loan and Security Agreement is entered into as of February 28, 2006 (the “Amendment”), by and between COMERICA BANK (“Bank”) and LAUREATE PHARMA, INC. (“Borrower”).
RECITALS
     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 1, 2004, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2005, that certain Second Amendment to Loan and Security Agreement dated as of May 6, 2005, that certain Third Amendment to Loan and Security Agreement dated as of June 20, 2005, and that certain Loan Extension letter dated as of January 28, 2006 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined terms in Section 1.1 of the Agreement are hereby amended and restated in their entirety to read as follows:
          “Revolving Line” means a credit extension of up to Five Million Five Hundred Thousand Dollars ($5,500,000).
          “Revolving Maturity Date” means February 28, 2007.
     2. Bank’s primary address for notices set forth in Section 10 of the Agreement is hereby amended in its entirety to read as follows:

“If to Bank:	Comerica Bank
m/c 4770
75 E Trimble Road
San Jose, CA 95131
Attn: Manager
FAX: (408) 556-5091”
     3. Section 11 of the Agreement is hereby amended and restated in its entirety to read as follows:
          “11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
               This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.”

     4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.
     5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
     7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
               (a) this Amendment, duly executed by Borrower;
               (b) Secretary’s Certificate in form and substance satisfactory to Bank, duly executed by Borrower;
               (c) An Affirmation of Guaranty, duly executed by Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc.;
               (d) A legal fee from the Borrower in the amount of $350;
               (e) an amount equal to all Bank Expenses incurred through the date of this Amendment; and
               (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LAUREATE PHARMA, INC.

By:	/s/ Steven Grenfell

Title:	Vice President

COMERICA BANK

By:	/s/ Peter Gibson

Title:	Vice President

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